ACCESS POWER, INC.

                           STOCK OPTION PLAN


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                           TABLE OF CONTENTS


                                                                  Page

Purpose                                                             1
Definitions                                                         1
Administration                                                      3
Eligibility                                                         4
Stock                                                               4
Terms and Conditions                                                4
Incentive Stock Options and Nonqualified stock Options              6
Termination of Options                                              7
Amendment and Termination of the Plan                               8
No Obligation to Exercise Option                                    8
Effective Date; Duration of the Plan                                8
Effect of Plan                                                      9


                                  (i)
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                          ACCESS POWER, INC.

                           STOCK OPTION PLAN


1.   PURPOSE

1.1 The purpose of the Access Power, Inc. Stock Option Plan is to provide an incentive to key Employees of the Company and its Affiliates who are in a position to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining Employees of outstanding ability, and to encourage ownership of Shares by Employees.

2.   DEFINITIONS

2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

(a)  "AFFILIATES" means a Subsidiary or a Parent.

(b)  "BOARD" means the Company's Board of Directors.

(c) "CODE" means the Internal Revenue Code of 1986, as amended.

(d) "COMMITTEE" means the Plan Committee appointed by the Board pursuant to Section 3.1 hereof.

(e) "COMPANY" means Access Power, Inc. and successors thereto.

(f) "EFFECTIVE DATE OF EXERCISE" means the later of (i) the date on which the Company has received a written notice of exercise of an Option and full payment of the purchase price from the Optionee, or
(ii) the effective date of exercise set forth in written notice.

(g) "EFFECTIVE DATE OF GRANT" means the date on which the Committee makes an award of an Option.

(h) "EMPLOYEE" means any individual who performs services for the Company or an Affiliate and is considered to be an employee on the regular payroll of the Company or an Affiliate.

(i)  "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended.

(j) "FAIR MARKET VALUE" means on, or with respect to, any given date:
(k)

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               (i)  If the Shares are listed on a national stock
     exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

               (ii) If the Shares are not listed on a national stock exchange but are traded on the over the counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

               (iii) If (i) and (ii) do not apply, the fair market value of a Share without regard to any control premium or discount for lack of control (except as otherwise required by Code Section 422) as determined by the Committee in good faith.

(l) "INCENTIVE STOCK OPTION" shall have the same meaning as given to that term by Code Section 422 and any regulations or rulings promulgated thereunder.

(m) "NONQUALIFIED STOCK OPTION" means any Option granted under the Plan which is not considered an Incentive Stock Option.

(n) "OPTION" means the right to purchase from the Company a stated number of Shares at a specified price. The Option may be granted to an Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

(o) "OPTION PRICE" means the purchase price per Share subject to an Option and shall be fixed by the Committee, which, with respect to an Incentive Stock Option, shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant and with respect to a Nonqualified Stock Option, shall not be less than the par value of a Share on the Effective Date of Grant.

(p) "OPTIONEE" means an Employee who has been awarded an Option under the Plan.
(q)

(r)  "OPTIONED SHARES" means Shares subject to outstanding Options.

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(s)  "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code Section 424(e) and any regulations or rulings promulgated thereunder.

(t) "PERMANENT AND TOTAL DISABILITY" shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

(u) "PLAN" means Access Power, Inc. Stock Option Plan, as evidenced herein and as amended from time to time.

(v) "SEC RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

(w) "SHARE" means one share of the $.001 par value common stock of the Company.

(x) "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code
Section 424(f) and any regulations or rulings promulgated thereunder.

3.   ADMINISTRATION

3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The members of the Committee shall be appointed by the Board. At the time the Company is subject to the Exchange Act, the members of the Committee shall be disinterested persons within the meaning of Rule 16b-3, unless the Board decides otherwise. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. If at any time, there are no members of the Committee, the Board shall serve as the Committee.

3.2 The action of a majority of the Committee at which a quorum is present, or acts reduced to or so approved in writing by a majority of the Committee, shall be the valid acts of the Committee.
3.3

3.4 The Committee shall from time to time at its discretion designate the key Employees who shall be granted Options, determine the number of shares to be granted to each, determine the term of each option, and determine whether the Option is an Incentive Stock Option or Nonqualified Stock Option and the general terms of the Option.

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3.5  The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

4.   ELIGIBILITY

4.1 Each Optionee shall be an Employee who is a key Employee of the Company or an Affiliate, as selected by the Committee in its sole tdiscretion from time to time.

4.2 Except as provided in Section 7.2(a), no Incentive Stock Option shall be granted to any individual who owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate.

5.   STOCK

5.1 The aggregate number of Shares with respect to which Options may be granted pursuant to the Plan shall not exceed 1,000,000 Shares. The maximum number of Shares with respect to which Options may be granted under the Plan to any one Employee shall not exceed 250,000 Shares.

5.2 In the event that any outstanding Option under the Plan expires or is terminated for any reason, the Optioned Shares subject to that option may again be available for an Option under the Plan.

6.   TERMS AND CONDITIONS

6.1 Options granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

(a) NUMBER OF SHARES. Each Option shall state the number of Shares to which it pertains.

(b)  DATE.  Each Option shall state the Effective Date of Grant.

(c)  OPTION PRICE.  Each Option shall state the Option Price.

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(d)  METHOD AND TIME OF PAYMENT.  The Option Price shall be payable on the exercise of the Option and shall be paid in cash; in Shares, including Shares acquired pursuant to the Plan; or part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on the Fair Market Value. The Committee may restrict the use of Shares as payment upon exercise.

(e)  TRANSFER OF OPTION.  No Option shall be transferable by the
Optionee, except by will or the laws of descent and distribution upon the Optionee's death and subject to any other limitations of the Plan.

(f) RECAPITALIZATION. The number of Optioned Shares and the Option Price shall be correspondingly adjusted in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

(g) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(f).

(h)  INVESTMENT PURPOSE.

               (i) The Company shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are in the opinion of the Company's legal counsel at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

               (ii) Notwithstanding anything in the Plan to the contrary, the Company may require as a condition to exercise any Option a representation by the Optionee that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution.

(i) DURATION OF OPTION. Subject to specific provisions relating to Incentive Stock Options set forth in Section 7, each Option shall be for a term of up to ten (10) years from the Effective Date of Grant as determined in the sole discretion of the Committee.

(j) OTHER PROVISIONS. Options authorized under the Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including but not limited to offering Options in tandem with or reduced by other options or employee benefits and reducing one award by the exercise of another option or benefit. The Company may place such restriction legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the securities laws or this Plan.

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6.2  CONTINUOUS EMPLOYMENT.  Nothing contained in this Plan or in any
Option granted pursuant to it shall confer upon any Employee any right to continue in the employ of the Company, or an Affiliate, as the case may be, or to interfere in any way with the right of the Company or an Affiliate to terminate employment at any time. So long as a holder of an Option shall continue to be an Employee of the Company or an Affiliate, the Option shall not be affected by any change of the Employee's duties or position.

6.3 EXERCISE OF OPTIONS. Any person entitled to exercise an Option may do so in whole or in part by delivering to the Company, attention Corporate Secretary, at its principal office a written notice of exercise. The written notice shall specify the number of Shares for which an Option is being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased. During the Optionee's lifetime, an Option may be exercised only by the Optionee, or on his behalf by the Optionee's guardian or legal representative.

7.   INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

7.1 The Committee in its sole discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option except to the extent the Committee determines in writing otherwise.

7.2 Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan. In addition, the Incentive Stock Option shall be subject to the following specific provisions:

(a) At the time the Incentive Stock Option is granted, if the Employee owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of stock of the Company then:

               (i) The Option Price must equal at least 110% of the Fair Market Value on the Effective Date of Grant of the Shares subject to the Option; and

               (ii) The term of the Option shall not be greater than five years from the Effective date of Grant.

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(b)  The aggregate Fair Market Value of Shares (determined at the
Effective Date of Grant) with respect to which Incentive Stock Options granted by the Company, a Parent or Subsidiary can be exercised by an Employee for the first time in any one calendar year shall not exceed $100,000.

7.3 If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with these restrictions.

8.   TERMINATION OF OPTIONS

8.1  An Option may be terminated as follows:

(a) During the period of continuous employment with the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

(b) In the event of termination of employment for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) except as provided in Section 8.1(c), no more than three years (3 months for Incentive Stock Options) following the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code Section 422 and the regulations issued thereunder.

(c) If an Optionee's employment terminates by reason of death or Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or Permanent and Total Disability, as the case may be, by the Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution for the period set forth in the Option, but no more than three years following the date of such death or Permanent and Total Disability, provided, however, with respect to an Incentive Stock Option, such right must be exercised, if at all, within
(d)
     one year after the date of such death or Permanent and Total
     Disability.

8.2 Except as otherwise expressly provided in the written agreement with the Optionee referred to in Section 6, and except as provided in this Section, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

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9.   AMENDMENT AND TERMINATION OF THE PLAN

9.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect, unless Shareholder approval of the amendment in question is required under Florida law, the Code and, when applicable, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 persons to qualify, any national securities exchange system on which the Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

9.2 When the Company is subject to the Exchange Act, the Plan provisions that determine the amount, price and timing of the option grants to Section 16 persons may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retierment Income Security Act of 1974, or rules thereunder, unless the Company's legal counsel determines that such restriction on amendments is not necessary to secure or maintain any exemptions from
Section 16 of the Exchange Act for which the Company intends Section 16 persons to qualify.

9.3  The Plan may be terminated at any time by the Board.

9.4 No amendment to the Plan will alter or impair any Option granted under the Plan without the consent of the holders thereof.

10.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option.

11.  EFFECTIVE DATE; DURATION OF THE PLAN

11.1 The Plan shall become effective as of June 15, 1997. The effectiveness of the Plan is subject to the condition that it shall have been approved by the shareholders of the Company within twelve months after its adoption. Unless such approval by the shareholders shall have been obtained, this Plan and any Option granted pursuant thereto shall be null and void and without effect.
11.2

11.3 No Option may be granted after the tenth anniversary of the earlier of the date the Plan is adopted or the date the Plan is approved by shareholders.

12.  EFFECT OF PLAN

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     The granting of an option pursuant to the Plan shall not give the
Optionee any right to similar grants in future years or any right to be retained in the employ of the Company or an Affiliate, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.

     This Plan is adopted effective as of June 15, 1997.



                              ACCESS POWER, INC.


                              By:________________________________
                                   Its






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